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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 27, 2001
                                                         ---------------



                               DRUG EMPORIUM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




Delaware                               0-16998              31-1064888
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(State or Other Jurisdiction           (Commission          (IRS Employer
Incorporation)                         File Number)         Identification No.)




          155 HIDDEN RAVINES DRIVE, POWELL, OHIO      43065
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          (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code (740) 548-7080
                                                   --------------




                                 Not applicable
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS

            On June 27, 2001, Drug Emporium, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it had reached an agreement with Snyder's Drug Stores, Inc., a Minnesota corporation ("SDS") to amend that certain Acquisition and Reorganization Agreement, dated as of March 22, 2001 (the "Reorganization Agreement") between the Company and SDS. Pursuant to the Company's agreement with SDS, the Purchase Price (as defined in the Reorganization Agreement) will be $21,000,000 and will no longer be subject to the working capital adjustments previously contained in the Reorganization Agreement. The press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No       Description
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   99.1          Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant bas duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DRUG EMPORIUM, INC.


Date:  June 29, 2001                        By:   /s/ Terry L. Moore
                                               -----------------------------
                                                  Terry L. Moore
                                                  Chief Financial Officer





                                  EXHIBIT INDEX

Exhibit No        Description
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   99.1           Press Release